UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2026

Mountain Lake Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42436	98-1796213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Tahoe Blvd STE 802

PMB 45

Incline Village

NV, 89451

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (775) 204 1489

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one Right entitling the holder to receive one-tenth of a Class A ordinary share	MLACU	The Nasdaq Stock Market LLC
Class A ordinary shares	MLAC	The Nasdaq Stock Market LLC
Rights	MLACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 4, 2026, Mountain Lake Acquisition Corp., a Cayman Islands exempted company (“MLAC”), held an extraordinary general meeting in lieu of an annual general meeting of its shareholders (the “Meeting”), at which the following proposals were submitted to a vote of MLAC shareholders. The proposals listed below are described in more detail in MLAC’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 14, 2026, as supplemented (the “Definitive Proxy Statement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Definitive Proxy Statement, as applicable.

Only MLAC shareholders of record as of the close of business on April 15, 2026, the record date for the Meeting, were entitled to vote at the Meeting. As of the record date, 30,992,500 MLAC ordinary shares were issued and outstanding, consisting of 23,805,000 MLAC Class A Ordinary Shares (as defined below) and 7,187,500 Class B ordinary shares, par value $0.0001 per share, of MLAC (the “MLAC Class B Ordinary Shares”). The final voting results for each matter submitted to a vote of MLAC shareholders at the Meeting are as follows:

Proposal 1 - The Business Combination Proposal - To approve and adopt, by an ordinary resolution, the Business Combination Agreement (as amended, restated or otherwise modified from time to time, the “Business Combination Agreement”), dated as of October 1, 2025, by and among MLAC, Avalanche Treasury Corporation, a Delaware corporation (“Pubco”), Avalanche SPAC Merger Sub LLC, a Delaware limited liability company (“MLAC Merger Sub”), Avalanche Company Merger Sub LLC, a Delaware limited liability company (“Company Merger Sub”, and together with MLAC Merger Sub, the “Pubco Subsidiaries”), Avalanche Treasury Company LLC, a Delaware limited liability company (the “Company”), Dragonfly Digital Management, LLC, a Delaware limited liability company (“Seller”), Dragonfly Ventures L.P., a Cayman Islands exempted limited partnership (“DV”), Dragonfly Ventures II L.P., a Cayman Islands exempted limited partnership (“DVII” and together with DV, “DVs” and DVs together with Seller, the “Seller Related Parties”) and Astral Horizon L.P., a Delaware limited partnership (“Astral”), pursuant to which, and subject to the terms and conditions set forth therein, upon the consummation of the transactions contemplated thereby (the “Closing” and the date and time at which the Closing is actually held, the “Closing Date”), (a) prior to the Closing, MLAC will effect a domestication under Section 388 of the DGCL and Section 206 of the Cayman Islands Companies Act (As Revised) (the “Cayman Act”) (the “Domestication”), pursuant to which MLAC will transfer by way of continuation to and become a Delaware corporation, (b) at least two hours after the Domestication, MLAC Merger Sub will merge with and into MLAC in accordance with the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and the Limited Liability Company Act of the State of Delaware (the “DLLCA”), with MLAC continuing as the surviving company and a wholly-owned subsidiary of Pubco (the “MLAC Merger”), and with MLAC shareholders receiving one share of non-voting Class A common stock, par value $0.01 per share, of Pubco (“Pubco Class A Stock”) for each Class A ordinary share, par value $0.0001 per share, of MLAC (the “MLAC Class A Ordinary Shares”) held by such shareholder, and with each holder of MLAC Rights (as defined herein) receiving one share of Pubco Class A Stock in exchange for every ten (10) MLAC Rights held by such holder and (c) Company Merger Sub will merge with and into the Company in accordance with the applicable provisions of the DLLCA, with the Company continuing as the surviving company (the “Company Merger” and, together with the MLAC Merger, the “Mergers” and, together with the other transactions contemplated by the Business Combination Agreement, including the Foundation Transaction, the Dragonfly Contribution and the Company Unit Subscription, in each case as defined herein, the “Business Combination”), and with (i) each Company Member other than Seller receiving one share of Pubco Class A Stock for each Company Unit (as defined herein) held immediately prior to the effective time of the Company Merger and (ii) Seller receiving one share of Pubco Class A Stock and one share of Pubco Class B common stock, par value $0.01 per share (“Pubco Class B Stock” and, together with the Pubco Class A Stock, the “Pubco Stock”) for each Company Unit it holds.

For	Against	Abstain
27,081,231	400,898	4,598

Proposal 2 - The Merger Proposal - To approve and authorize, by a special resolution, the MLAC Merger.

For	Against	Abstain
27,081,231	400,898	4,598

Proposal 3 - The Domestication and Organizational Documents Proposals - To approve, on a non-binding advisory basis, separate proposals as ordinary resolutions to approve the transfer of the registration of MLAC by way of continuation from the Cayman Islands to the State of Delaware and the material differences between the amended and restated memorandum and articles of association of MLAC and the first amended and restated certificate of incorporation of Pubco and Pubco’s first amended and restated bylaws.

Proposal A

The registration of MLAC will be transferred by way of continuation from the Cayman Islands to the State of Delaware.

For	Against	Abstain
27,081,231	400,898	4,598

Proposal B

The authorized capital stock of Pubco will consist of 550,000,000 Pubco Class A Stock, 100,000,000 Pubco Class B Stock and 50,000,000 shares of preferred stock.

For	Against	Abstain
26,101,231	1,380,898	4,598

Proposal C

The size and composition of the board of directors will be changed to consist of one (1) or more members, each of whom shall be a natural person.

For	Against	Abstain
27,080,981	401,148	401,148

Proposal D

The first amended and restated certificate of incorporation of Pubco and Pubco’s first amended and restated bylaws will provide for an unclassified Pubco Board.

For	Against	Abstain
27,482,129	0	4,598

Proposal E

The first amended and restated certificate of incorporation of Pubco and Pubco’s first amended and restated bylaws will not include provisions related to Pubco’s status as a blank check company because Pubco is not a blank check company.

FOR	Against	Abstain
27,081,231	400,898	4,598

Proposal 4 - The Nasdaq Proposal - To approve, by an ordinary resolution, for the purposes of complying with the applicable provisions of Nasdaq Rule 5635, (i) the issuance of shares of Pubco Stock in connection with the Business Combination, (ii) the issuance of shares of Pubco Stock in connection with the Company Unit Subscription, (iii) the issuance of shares of Pubco Stock in connection with the Dragonfly Contribution, (iv) the issuance of shares of Pubco Stock in connection with the Foundation Transaction, (v) the issuance of MLAC Class A Ordinary Shares in repayment of MLAC working capital loans from the Sponsor, and (vi) the reservation for issuance of shares of Pubco Stock that will, upon Closing, be reserved pursuant to the Pubco 2026 Omnibus Incentive Plan, to the extent such issuances would require shareholder approval under Nasdaq Rule 5635.

For	Against	Abstain
27,081,231	400,898	4,598

Proposal 5 - The Director Election Proposal - To approve, two (2) directors be elected to the MLAC’s board of directors to serve until MLAC’s third annual general meeting of shareholders or their earlier death, resignation or removal (including if they are replaced at the consummation of the Business Combination).

Jeffrey T. Lager

Michael Marquez

For All	Withhold All	For all Except
26,501,879	984,848	0

As there were sufficient votes at the time of the Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Definitive Proxy Statement was not presented to MLAC shareholders.

In connection with the Meeting, MLAC shareholders exercised their rights to redeem an aggregate of 22,846,470 ordinary shares for a pro rata portion of the funds in the trust account of MLAC (the “Trust Account”). As a result, approximately $243,227,457.91 (approximately $10.65 per share) will be removed from the Trust Account to pay such shareholders. Following such redemptions, MLAC will have 153,830 Public Shares outstanding.

Item 8.01 Other Events.

On June 1, 2026, Mountain Lake Acquisition Sponsor LLC (the “Sponsor”) effected a distribution of its assets in accordance with its governing documents, which included the distribution of 2,781,776 MLAC Class B Ordinary Shares then held by the Sponsor to its constituent members (the “Sponsor Distribution”). Following the Sponsor Distribution, the Sponsor holds 4,355,724 MLAC Class B Ordinary Shares.

In the Sponsor Distribution, each of Paul Grinberg, the Chief Executive Officer and Chairman of the Board, Douglas Horlick, Chief Financial Officer, President and Director, and Jaime W. Vieser, Director, received 478,010 MLAC Class B Ordinary Shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Mountain Lake Acquisition Corp.

By:	/s/ Paul Grinberg
	Name:	Paul Grinberg
	Title:	Chief Executive Officer and Chairman of the Board of Directors

Dated: June 5, 2026

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